Exhibit 99.1

Legacy Acquisition Corp. Announces Stockholder Approval of Charter Amendment to Give Option to Extend the Deadline to Consummate a Business Combination, if Needed

Previously Announced Business Combination with Onyx Enterprises Int’l, Corp. Remains Expected to Close by November 20, 2020

(New York, NY) – November 17, 2020 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, announced that, at Legacy’s special meeting of stockholders (the “Special Meeting”) held virtually at 10:00 am Eastern Time on November 16, 2020, its stockholders approved an amendment to Legacy’s amended and restated certificate of incorporation, as amended by that amendment to the amended and restated certificate of incorporation, dated October 22, 2019, as further amended by that second amendment to the amended and restated certificate of incorporation, dated May 18, 2020, as further amended by that third amendment to the amended and restated certificate of incorporation, dated September 4, 2020 (the “Charter Amendment”), to give Legacy the option to extend the date by which Legacy has to consummate a business combination (the “Extension”) from November 20, 2020 to December 31, 2020. At the Special Meeting, Legacy’s stockholders also approved an amendment to Legacy’s investment management trust agreement, dated as of November 16, 2017, as amended by that amendment no. 1 to investment management trust agreement, dated October 22, 2019, as further amended by that amendment no. 2 to investment management trust agreement, dated May 18, 2020, between Legacy and Continental Stock Transfer & Trust Company (the “Trust Amendment”), to give Legacy the option to extend the date on which to commence liquidating the trust account established in connection with Legacy’s initial public offering in the event Legacy has not consummated a business combination from November 20, 2020 to December 31, 2020.

As previously announced, Legacy and Onyx Enterprises Int’l, Corp., a New Jersey corporation (“Onyx”), intend to consummate the business combination (the “Business Combination”) pursuant to the Business Combination Agreement (the “Business Combination Agreement”), dated September 18, 2020, by and among Legacy, Excel Merger Sub I, Inc., Excel Merger Sub II, LLC, Onyx and Shareholder Representative Services LLC. Legacy will only implement the Extension (and effect the Charter Amendment and the Trust Amendment), if Legacy’s management does not believe that Legacy will be able to consummate the Business Combination by the current deadline of November 20, 2020.

In connection with the Extension, Legacy’s stockholders elected to redeem 37,291 shares of Legacy’s Class A common stock, par value $0.0001 per share (the “public shares”), issued in Legacy’s initial public offering. As a result, an aggregate of approximately $387,200 (or approximately $10.38 per share) will be removed from Legacy’s trust account to pay such stockholders. Following such redemptions, approximately 6,085,408 public shares will remain issued and outstanding.

As was previously indicated in the definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2020, in connection with the Extension, Legacy intends to make a cash contribution (“Contribution”) to the trust account in an amount equal to $0.03 for each public share that was not redeemed in connection with the stockholder approval of the Extension Amendment only if the Extension is effected and the Business Combination is not consummated by November 20, 2020. The Contribution (if any) will not accrue interest and the aggregate amount of the Contribution will be calculated and paid in full at the closing of the Business Combination from the proceeds of the Business Combination.

On November 4, 2020, Legacy filed a definitive consent solicitation statement with the SEC in connection with the amendments (the “Warrant Amendments”) to the Warrant Agreement, dated as of November 16, 2017, between Legacy and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent (the “Warrant Agreement”). Legacy must receive consents signed by the holders of at least 65% of the outstanding public warrants in order to approve the Warrant Amendments. As of November 13, 2020, holders of 67.14% of the outstanding public warrants have consented to the Warrant Amendments.

Legacy and Onyx believe that all of the conditions to closing under the Business Combination Agreement have been met or will be met (other than those conditions which by their nature are satisfied simultaneously with closing), and Legacy anticipates that the closing of the Business Combination will occur, on or before November 20, 2020. Legacy management, therefore, believes that the closing of the Business Combination is capable of being consummated substantially contemporaneously with the expiration of the tender offer at 12:01 a.m. Eastern on November 19, 2020 (or within three business days thereafter).

About Legacy Acquisition Corp.

Legacy raised $300 million in November 2017 and its securities are listed on the New York Stock Exchange (“NYSE”). At the time of its listing, Legacy was the only Special Purpose Acquisition Company on the NYSE led predominantly by African American managers and sponsor investors. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. Legacy’s founders and management expectation is that Legacy will serve as a role model for African Americans and other under-represented business leaders to achieve success not just in the executive ranks of large Corporations, but also as entrepreneurs in the productive use of capital through mergers and acquisitions on Wall Street. For more information please visit www.LegacyAcquisition.com.

Forward-Looking Statements

This Press Release contains certain forward-looking statements. Legacy’s and Onyx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “might,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional,” “opportunities” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and Onyx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the Business Combination Agreement and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to the inability to satisfy conditions to closing in the Business Combination Agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the Business Combination to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed Business Combination; (6) the inability to obtain or maintain the listing of the post-acquisition company’s Class A common stock on the NYSE (or such other nationally recognized stock exchange on which shares of the post-acquisition company’s Class A common stock are then listed) following the proposed Business Combination; (7) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (8) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed Business Combination; (10) changes in applicable laws or regulations; (11) the possibility that Onyx or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the aggregate number of Legacy shares tendered in the tender offer by the holders of Legacy’s Class A common stock in connection with the proposed Business Combination; (13) disruptions in the economy or business operations of Onyx or its suppliers due to the impact of COVID-19; (14) the outcome of pending legal proceedings with certain Onyx stockholders; (15) potential adjustments to the unaudited non-GAAP interim financial results of Onyx; and (16) other risks and uncertainties indicated from time to time in the information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC, including the Definitive Information Statement on Schedule 14C and the Schedule TO that were filed with the SEC in connection with the Business Combination. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Press Release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Press Release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or in accordance with an exemption from registration therefrom.

Legacy/Investors:

Dawn Francfort / Brendon Frey

ICR

PARTSiDIR@icrinc.com

Media:

Keil Decker

ICR

PARTSiDPR@icrinc.com

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